SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 8, 1998

                       Commission file number 033-03328-D

                          COFITRAS ENTERTAINMENT, INC.
                  --------------------------------------------

      Nevada                                             87-0542172
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)


                            1155 East 2100 South #325

                            SALT LAKE CITY, UT            84106
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               Registrant's telephone number, including area code:
                                 (801) 483-1864
                         Send copy of any responses to:
           Attorney for Registrant - Julian D. Jensen: (801) 531-6600
                                   Law Offices
                     Jensen, Duffin, Carman, Dibb & Jackson
                        311 South State Street, Ste. 380
                            Salt Lake City, UT 84111

         Item 1. Changes in Control of the Registrant.

         Pursuant to a Majority Share Acquisition Agreement, effective November 30, 1998, (The "Agreement") certain parties identified below have acquired the Majority Share Control of Cofitras Entertainment, Inc. (hereinafter "Cofitras" or the "Company").

         The Company agreed, effective November 30, 1998, to reverse split its shares on a sixty to one (60:1) ratio and issue 8,000,000 reverse split shares to Mr. Dennis Madsen for a capital investment of $30,000.00.

         Secondarily, Mr. Madsen, acting as agent for as yet undetermined parties, has agreed to purchase within 100 days of closing on November 30, 1998, 787,220 reverse split, but previously issued shares, which constitute approximately 80% of the issued and outstanding shares prior to the private placement of the 8,000,000 reverse split shares described above. It is anticipated that this prior control block will become free trading at or before the time of the purchase pursuant to SEC Rule 144k.

         Finally, the existing Directors and Officers are resigning in favor of a slate of nominees by the new majority shareholder.

         The essential terms of the acquisition generally provide as follows:

         1. The investor has made a capital contribution of $30,000.00 for the control share acquisition as a capital advance to the Company. If the existing and previously issued control shares are not purchased within 100 days of the effective date of the Purchase Agreement on November 30, 1998, then Mr. Madsen would forfeit $10,000.00 of such investment and sell the 8,000,000 shares held in escrow back to the Company for $20,000.00 and the Agreement would be rescinded.

         2. By no later than 100 days from the effective date of the Agreement, Mr. Madsen has agreed, as agent for as yet undetermined third parties, to pay an additional $110,000.00 to the present Majority Shareholders holding the 47,233,207 pre-split shares of the Company's issued and outstanding stock. Cofitras has agreed to promptly, upon the effective date of the Agreement, enter into a 60 to 1 reverse split so that the remaining issued and outstanding shares after the reverse split issued and outstanding would be 984,018 shares, of which 787,220 are anticipated to be purchased as described above.

         3. It is understood that the present control share block is presently owned by Ms. Christine Green.

         4. Current management, as listed below, has agreed to resign effective as of the date of the Agreement on November 30, 1998:

                  NAME                                    POSITION

         1. Christine Green                          Director/CEO/President

                  At present, Christine Green is the sole acting Director and Officer of the company.

         The current control shareholders have voted, by Majority Shareholder Consent, to have present management replaced by the following listed Director Nominees by the Purchaser, which persons will also serve in the capacity listed below as officers:

                  NAME                                    POSITION

         1.Mr. Dennis Madsen (Majority Shareholder) Director/Vice-President 2.Mr. Damon Madsen (son of Dennis Madsen) Director/President
         3.Mr. Gregory Stringham                    Director/Secretary/Treasurer

         New Management has indicated that it does not have any definitive present business proposal for the acquired Company, but is actively engaged in seeking merger and/or acquisition possibilities for the Company subject to subsequent announcement to shareholders and shareholder vote and ratification as required.

         A copy of the Majority Share Acquisition Agreement is attached to this 8-K Report as Exhibit "A".

         Item 5. Resignation of Registrant's Directors.

         As described above, under Item 1, the Directors of the Registrant have agreed to resign, effective November 30, 1998, and have voted, as Majority Shareholders, in favor of the new Board of Directors, also described under Item 1 above, effective November 30, 1998


                   (Registrant has omitted inapplicable items)



ATTACHED EXHIBITS:

                  (A)      Majority Shareholder Acquisition Agreement
                  (B)      Majority Shareholder Consent






         /s/                                                      12/17/98
   ---------------------------                                   ------------
By: Damon Madsen, President                                         Date

                                                                       EXHIBIT A

                              PRELIMINARY AGREEMENT

         Preliminary Agreement made and entered this 6 day of November, 1998, by and between Dennis Madsen of 476 East South Temple #205, Salt Lake City, Utah, 84111, as agent for various stock buyers identified herein ("Buyers"), and Christine Green of 1155 East 2100 South, #325, Salt Lake City, Utah, 84106, as agent for the sellers of a control block of Cofitras Entertainment, Inc. shares ("Cofitras"), and generally described as "Sellers".

         1.0 Consideration. This Agreement is fully and adequately supported by the initial consideration of $30,000.00 and the future payments to be made herein.

         2.0 Effect of Agreement. Both parties stipulate that this Agreement, though preliminary, will be of full force and effect until and unless superseded by a subsequent agreement, amendment, addendum or other writing executed between the parties in writing and referencing this Agreement.

                                 EXISTING TERMS

         3.0. It is stipulated that Cofitras has 300,000,000 shares authorized and approximately 59,041,509 issued and outstanding shares as of 10/22/98. Mr. Madsen is representing a group that would like to purchase approximately 47,233,207 shares, or 80% of the currently issued and outstanding shares of the Company, for the consideration outlined in this proposal. It is further agreed, provided the conditions for the purchase have been entirely met, that the total purchase price for this present control block would be the sum of $110,000.00 payable in accordance with the following proposal terms, and together with a capital advance to the Company of $30,000 for additional shares. It is understood that the control block would be transferred as Rule 144K free trading stock and would be sold after a sixty to one (60:1) reverse split of the shares by Christine Green and related persons, ("Sellers").

                                      TERMS

         4.0. A final Agreement incorporating all of the terms and provisions of this Preliminary Agreement may be drafted by counsel for the Buyers in a form acceptable to counsel for the Sellers (the Final Agreement), unless waived by the parties. This Agreement requires a $30,000.00 capital advance for newly issued shares, of which $10,000.00 would be forfeited as agreed upon liquidated damages if the rest of the material terms of the Agreement are not timely performed. The $30,000.00 must be paid in verifiable or certified funds not later than the close of business on November 6, 1998.

         5.0. The Agreement, if funded by the initial $30,000 payment, would require the management of the Company to promptly complete a 60:1 reverse split of all issued and outstanding shares so that there would be remaining not more than 984,018 post-split shares outstanding. Management would be responsible for

December 18, 1998
Page 2

making a determination of all steps and legal requirements necessary to complete the reverse split, but it is presently anticipated between both Buyers and Sellers that Cofitras, as a Nevada corporation, is not required to obtain shareholder approval for a reverse split.

         6.0. Promptly upon the conclusion of the reverse split, Cofitras management would require to be issued, into a purchase escrow account, 8,000,000 post reverse split restricted shares which would be tendered to the Buyers from the escrow account upon receipt and final negotiation of the $110,000 payment within one hundred (100) days from the date of the Agreement.

         7.0. Buyers would have an option to tender the total purchase price of ($110,000), within 100 days of the date of the execution of the Agreement, for the existing shares of Sellers, this Agreement is contemplated to be executed on or before November 6, 1998.

         8.0. In the event that the remaining purchase consideration of $110,000.00 is paid within the 100 day purchase period, then the designated escrow would release the 8,000,000 escrowed reverse split shares to the Buyers, together with the reverse split shares of the present management group after removal of any restrictive legend pursuant to Rule 144K (previously constituting 80% of the issued share and now being approximately 787,220 of the reverse split shares) for a total share distribution to the Buyers' Agent of 8,787,220 shares; 8,000,000 being restricted newly issued shares and 787,220 being free trading 144K shares, or otherwise free trading. The escrow would then remit the balance of the consideration for the shares, $110,000.00, to the Sellers' Agent provided Sellers' Agent repays to the Company all portions of the $30,000 capital advance as borrowed from the Company, and the Agreement would then be fully consummated and closed.

         9.0. In the event that the Buyers are not able to fully tender the purchase consideration within the 100 day period, then the escrow would credit and pay $10,000 of the escrowed funds to Sellers as agreed upon liquidated damages for the default of the Buyers, subject only to agreed upon escrow charges as set out in Exhibit "A". At the sole election of the Sellers, escrow would either then deliver to Buyers a pro rated portion of shares for the actual tender of $20,000, being 14.3% of the total, or 1,256,573 restricted shares; or return the $20,000 to Buyers within ten days of the event described by this paragraph. The parties would have no further rights, entitlements or obligations between them, unless mutually extended or agreed to in writing, or as existing under any note owing. Escrow will not receive any partial tender unless authorized by both parties in writing.

         10.0. Promptly upon the execution of the Agreement, the present management of Cofitras would resign and the designated directors nominated by the Buyers would be elected by majority shareholder consent of the shareholders upon condition that if the total purchase is not completed at the end of the escrow period, the new directors would resign as directors and officers and would agree to reappointment in their stead of the prior Cofitras Board existing immediately prior to the Agreement.

December 18, 1998
Page 3

         11.0. Any and all finders' fees, commissions, or other fees would be fully disclosed by either Buyers or Sellers as part of the Agreement with designation to escrow to pay from the appropriate party's account. New management during the escrow period, and if they continue in management after the escrow period, would undertake to file all required or appropriate filings required under the Securities and Exchange Act of 1934. Christine Green would represent she has full authority and capacity to act for Sellers and to receive and distribute consideration received for and to them and to deliver or issue the required shares. Dennis Madsen will represent he has full and exclusive authority and capacity to tender funds and to receive and distribute shares for and to the Buyers.

         12.0. Escrow would be directed by both Buyers and Sellers to release the initial $30,000.00 capital contribution to the agent for Sellers, Christine Green, payable to Cofitras promptly upon the execution of the Agreement. It is understood that Christine Green intends to borrow this sum from the Company to be repaid upon the final payment of $110,000 under the Agreement.

         13.0. Both parties, as part of the Agreement, would enter an undertaking that they are sophisticated business investors and are acquiring the shares for control purposes as part of a plan of investment and reorganization and not for resale or distribution. Buyers would further recognize and agree that the shares, other than the Rule 144K shares, will not be freely tradable unless otherwise registered and that they will hold such shares for investment purposes and resell the same only pursuant to registration or an available exemption from registration, such as SEC Rule 144.

                                  MISCELLANEOUS

         14.0. Counsel for Buyers may prepare the Final Agreement in accordance with this outline, subject to reasonable review and approval by Sellers and Sellers' retained legal counsel.
 This Agreement shall be controlled and governed by Utah Law. Cofitras is joining as a party to this Agreement to pursue the issuance of the new shares as a private placement and to complete the required corporate actions. Sellers' agent will designate how the $110,000 in purchase proceeds are to be remitted by Escrow upon the close of the Escrow Term. UNLESS MUTUALLY RESCINDED IN WRITING OR SUPERSEDED BY A SUBSEQUENT DEFINITIVE AGREEMENT, THIS AGREEMENT SHALL BE DEEMED AS A FINAL AGREEMENT BETWEEN THE PARTIES AND OF FULL FORCE AND EFFECT AS OF NOVEMBER 30, 1998.

December 18, 1998
Page 4


         Dated the day and date first above written.

Cofitras Entertainment, Inc.                    Sellers:



By  /s/                                         By   /s/
  ---------------------------                      ----------------------------
   Christine Green                                 Christine Green
   President                                        Agent



Escrow:                                         Buyers:


By  /s/                                         By   /s/
  ---------------------------                      ----------------------------
   Julian D. Jensen                                 Dennis Madsen
   Attorney at Law                                  Agent

                                                                       EXHIBIT B

                          MAJORITY SHAREHOLDER CONSENT
                          Cofitras Entertainment, Inc.
                                November 30, 1998

         The undersigned is a holder of the Majority of the issued and outstanding shares of Cofitras Entertainment, Inc., a Nevada Corporation ("Cofitras").

         In accordance with Nevada Law, the undersigned majority shareholder understands and agrees that she may waive notice of a shareholders' meeting and agree to the adoption of any action or election of directors which could be enacted or voted upon by a majority of the Cofitras shareholders at a shareholder meeting regularly called for such purposes. The undersigned hereby wishes to exercise such right and does hereby waive notice of a Special Shareholders Meeting and the opportunity to vote at such meeting and hereby expresses, by her majority consent, approval to the following corporate actions and elections requiring shareholder consent and approval:

          1. Even though not required under Nevada Law, the undersigned shareholder wishes to ratify, as part of the Majority Share Acquisition Agreement, the reverse split by the Board of Directors of the Company's shares on a sixty to one (60:1) ratio, including the shares of the undersigned.

          2. The election of the following nominees by Mr. Dennis Madsen to be the new Board of Directors of the Company:

                          (a)      Damon Madsen
                          (b)      Dennis Madsen
                          (c)      Gregory Stringham

         The undersigned fully casts all of her votes which she is entitled to vote in favor of the election and appointment of the foregoing to the Board of Directors, subject only to the full performance of the Majority Share
Acquisition Agreement. The undersigned is fully advised that if the full consideration is not timely paid under the Majority Share Acquisition Agreement, then the above Directors-Elect will resign and be replaced by the prior Board.

         While not requiring shareholder approval, the undersigned also wishes to ratify and affirm the Board's decision to issue out, as part of the Majority Share Acquisition Agreement Eight Million Reverse Split Shares of the Company to Mr. Dennis Madsen in escrow, also subject to full performance under the Majority Share Acquisition Agreement.

         The undersigned represents she has been fully informed of the terms of the Majority Share Acquisition Agreement and has been given an opportunity to review such Agreement before entering this informed consent. The undersigned shareholder further represents that she has had a full opportunity to ask questions of and discuss the proposed matters listed above, and the other terms and conditions of the Acquisition, and is fully satisfied with the fact that it has been given full and complete disclosure of such transaction and herewith voluntarily and willfully approve such transaction of its own free will and accord and pursuant to resolution of the Board of Directors of the undersigned. Further, the undersigned represents it understands it may consent to such action or may withhold its consent and that it is fully entitled to review this decision with outside legal or accounting experts of its own choosing and has either done so, or knowingly elected not to do so.

         Finally, the undersigned shareholder understands and agrees that with her majority approval of these matters, a formal meeting and proxy will not be solicited of the other shareholders in the Company.

         The undersigned, Christine Green, acknowledges her resignation as an officer and director of Cofitras effective November 30, 1998 in favor of the above nominees, but subject to automatic reappointment if the above referenced Share Acquisition Agreement is not fully performed.

         WITNESS the signature and date the undersigned majority shareholder of the Company constituting a majority of all issued and outstanding shares on this 30th day of November, 1998.

             /s/                          11/30/98               47,233,207
 -----------------------------        -------------------   -------------------
 By:     Christine Green                   Date                  # of Shares
         Majority Shareholder